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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Symphonix Devices, Inc.:

We consent to the use of our report incorporated herein by reference.


                                        /s/ KPMG LLP


San Francisco, California
November 12, 2001